ABSCI CORPORATION 2024 ALL RIGHTS RESERVED 42ND JP MORGAN HEALTHCARE CONFERENCE

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 2 Disclaimers Forward-Looking Statements Certain statements in this presentation that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” “predicts,” “advancing,” “aim,” “potential,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding our strategy, estimated speed, cost advantages, improved success rates, and expanded intellectual property opportunities from developing therapeutics leveraging our AI drug creation platform, the effective incorporation of our technology in drug design and discovery to accelerate drug development and increase probability of success, advancements toward in silico drug design and creation, research and technology development collaboration efforts, including growing partnership momentum for 2024, potential total dollar value of, and milestone and royalty payments due under, our collaboration agreements, projected costs, prospects, plans and objectives of management, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the development of our technology, our ability to secure milestone payments and royalties, our ability to effectively conduct research, drug discovery and development activities with respect to our internal programs and to collaborate with our partners or potential partners with respect to their research, drug discovery and development activities, and our dependence on third parties to support our internal development programs, including for the manufacture and supply of preclinical and clinical supplies of our product candidates or components thereof; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward- looking statements, whether as a result of new information, future events, or otherwise. Market and Statistical Information This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. Trademark usage This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, theAbsci logo mark ( ), SoluPro®, Bionic SoluPro®, and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the the Absci AI logo mark ( ), the Unlimit with us mark ( ), the unlimit symbol ( ), Bionic protein ™, Bionic Enzyme ™, Bionic Antibody™, Denovium ™, Denovium Engine ™, Drug Creation ™, Integrated Drug Creation™, HiPrBind™, HiPrBind Assay™, Translating Ideas into Drugs™, Translating Ideas into Impact™, We Translate Ideas into Drugs™, Creating drugs at the speed of Ai™, Better biologics for patients, faster™, Breakthrough therapeutics at the click of a button, for everyone™, and We Translate Ideas into Impact™. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Absci is a Data-First Generative AI Drug Creation Company

Our Integrated AI & Wet Lab Platform Aims to Engineer Better Biologics Faster at Lower Cost with Design-in Functionality and Best-in-Class Properties

RECENT SUCCESSES

NEW PHARMA PARTNERSHIPS

- "Astrazeneca Types up $247m AI-enabled Oncology Antibody Design Pact, Joining Absci's list of Pharma Allies" – Fierce Pharma
- "Skin in the Game: Absci Partners with Almirall on Up-to-$650M Dermatology AI Collaboration" –GEN News

10 NEW ACTIVE PROGRAMS

- Achieved guidance for 2023 with growing partnership momentum for 2024

INTERNAL ASSET PORTFOLIO

- Internal Asset Portfolio focused on cytokine biology
- Lead asset ABS-101, an AI-designed TL1A antibody product candidate

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Integrated Wet-Lab Dry-Lab Drug Creation™ Platform

DATA TO TRAIN

Proprietary wet-lab assays generate massive quantities of high-quality data for generative AI model training



AI TO CREATE

Advanced generative AI models used to "create" antibodies and next-gen biologics

WET LAB TO VALIDATE

Scalable wet-lab infrastructure capable of validating millions of unique AI-generated designs a week

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Proprietary Wet-lab Technologies Generate High-quality Data at Scale ai™

DATA TO TRAIN

Absci's AI capable of creating billions of antibody designs for our proprietary models and ACE Assay™ technology to subsequently screen millions of ranked antibody sequences in weeks.


SOLUPRO™
CELL LINE
ABSCI'S ACE
ASSAY™
PROPRIETARY DATA SETS &
ASSAYS
PUBLIC DATA SETS

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Advanced generative AI models to “create” biologics *in silico*



AI TO CREATE

Generative AI models utilizing latest architectural innovations to access a massive ~20^55 sequence search space to design antibody-antigen complex structures and sequences *in silico*



Target epitope
Target Antigen Structure
Antibody scaffold sequence
INPUT
Antigen: ...KFDLSYMPIWKFPDEE...
HFWR1: EVQLE.......GSLSCAAS
HFWR2: IHWVR......LEWVAR
HFWR3: RYRF........SLEDTAVYYC
HFWR4: WGQGTLVTVSS
LFWR1: DIQMT...RVTITCRAS
LFWR2: VAWYQ...KLLIY
LFWR3: FLLQPE....DFATYYC
LFWR4: FGQGTKVEIK
AI Models
OUTPUT
AI designed antibodies

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Wet-lab Capable of Validating Millions of AI-Generated Designs in a Week


ai
TM

WET LAB TO VALIDATE

77,000 SqFt+ Wet-Lab to generate scalable data and validate AI-generated designs in rapid iterative 6-week cycles



FUNCTIONALITY

- Binding Affinity
- Specificity to target(s)
- Potency
- FcRn Recycling

DEVELOPABILITY

- Self association
- Hydrophobicity
- Solubility
- Stability (multiple conditions)

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INTEGRATED AI WET-LAB PLATFORM

Leveraging AI Throughout the End-to-End Drug Discovery Process

TARGET DISCOVERY WITH NOVEL APPROACHES

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

Multi-parameteric optimized antibodies


ai
ai
ai

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VALUE DRIVERS

Platform Enables the Potential to Deliver Differentiated Biologics, Faster at Lower Cost

ACCESS NOVEL DISEASE BIOLOGY



Ability to address elusive drug targets, e.g. GPCRs, Ion Channels

ENABLING FIRST-IN-CLASS

INCREASED PROBABILITY OF SUCCESS



Superior Drug Attributes and Multidimensional optimization creates higher quality biologics

ENABLING BEST IN CLASS & HIGHER PROGRAM NPVS

REDUCED TIME & COST TO CLINIC



2 years and $14-16M from Target to IND; significant reduction compared to industry estimates

FASTER TIME TO IND

EXPANDED INTELLECTUAL PROPERTY SPACE



Generates broader IP for First-in-Class therapies and finds new IP for Best-in-Class therapies

ENHANCED IP PROTECTION

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RECENT PARTNERSHIPS

Over $900M + Royalties of Potential Deal Value Signed in the Last 2 Months

AstraZeneca

DEC 04, 2023

"Astrazeneca Types up $247m AI-enabled Oncology Antibody Design Pact, Joining Absci's list of Pharma Allies"

-Fierce Pharma

almirall

NOV 14, 2023

"Skin in the Game: Absci Partners with Almirall on up-to-$650 Dermatology AI Collaboration"

-GEN News

ILLUSTRATIVE ECONOMIC STRUCTURE OF A SUCCESSFUL DRUG DISCOVERY PARTNERSHIP


COMMERCIAL MILESTONES & ROYALTIES
CLINICAL MILESTONES
UPFRONT & RESEARCH FUNDING
R&D
CLINICAL
COMMERCIAL
ROYALTIES

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PARTNERSHIPS

Driving Growth Through Industry-Leading Collaborations including 16 Active Programs[1] and 3 Internal Programs

DATA & COMPUTE COLLABORATIONS

Aster Insights

NVIDIA

Saint John's Health Center Providence

University of Oxford

AI DRUG DISCOVERY COLLABORATIONS

Merck

Almirall

precisionlife

AstraZeneca

Caltech

Bill & Melinda Gates foundation

INTERNAL ASSET PIPELINE COLLABORATIONS

3 Internal Programs with Potential Best-in -Class or First-in -Class Profile



1 As of December 31, 2023
Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

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SELECT PIPELINE HIGHLIGHTS

Internal Pipeline of Potential First-in-Class and Best-in-Class Assets

Focus on *cytokine biology* - first frontier of AI-driven disruption


THERAPEUTIC AREA/ TARGET
TARGET VAL
LEAD
CANDIDATE
IND-ENABLING
IND
INFL. BOWEL DISEASE / TL1A
ABS-101
DERMATOLOGY / UNDISCLOSED
ABS-201
IMMUNO-ONCOLOGY / UNDISCLOSED
ABS-301
POTENTIAL "BEST-IN-CLASS"
POTENTIAL "FIRST-IN-CLASS"

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ABS-101 TL1A DATA HIGHLIGHTS

Clinically Validated Mechanism of Action in Large Underserved Market

TL1A: DR3 SIGNALING CLINICALLY SHOWN TO INDUCE PRO-INFLAMMATORY RESPONSES[1]



DC
MΦ
Membrane
TL1A
DR3
T-Cell
Soluble
TL1A
DR3
Signaling
Signaling
Inflammation
Fibrosis

[1] Adapted from Takedatsu 2008 doi: 10.1053/j.gastro.2008.04.037

POTENTIAL RELEVANCE IN WIDE RANGE OF AUTOIMMUNE INDICATIONS



5M Global Inflammatory Bowel Disease (IBD) Prevalence[2]
Significant market opportunities beyond Inflammatory Bowel Disease
0.8- 3M U.S. Inflammatory Bowel Disease Prevalence[3]
$22B+ Global Market[4]
$4.5B for TL1A

[2] Wang 2023 http://dx.doi.org/10.1136/bmjopen-2022-065186
[3] Dahlhamer, James M., et al. "Prevalence of inflammatory bowel disease among adults aged≥ 18 years—United States, 2015." Morbidity and mortality weekly report 65.42 (2016): 1166-1169.
[4] Evaluate Pharma Oct 2023.

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ABS-101 TL1A DATA HIGHLIGHTS

Potential Best-in-Class TL1A mAb Designed using Generative AI


AI-designed TL1A program designed to achieve superior therapeutic properties over clinical competitors

DE NOVO AI-DESIGNED AND AI-OPTIMIZED

- Target to promising candidates in just over 1 year

SUPERIOR PRE-CLINICAL PROFILE AND POTENTIAL FOR SUPERIOR CLINICAL PROFILE

- High Affinity & Potency
- Extended Half life & Longer Dosing Intervals
    - Q8W to once quarterly
- Sub-Q Dosing
    - Low immunogenicity
    - High bioavailability
- Favorable Developability

DIFFERENTIATED INTELLECTUAL PROPERTY

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ABS-101 TL1A DATA HIGHLIGHTS

AI Platform Designed Advanced Leads with High Affinity and Superior Potency

HIGH AFFINITY mABs WITH PRESERVED CROSS-REACTIVITY

AFFINITY BY SURFACE PLASMON RESONANCE (SPR)



0.03
ABS-101-B
ABS-101-A
RVT-3101#
ABS-101-C
0.06
0.09
0.12
MK-7240#
0.15
Human TL1A K_D (nM)
Increasing affinity
0.03
Cyno TL1A K_D (nM)

AI-OPTIMIZED LOW pM AFFINITY TRANSLATES TO SUPERIOR OR EQUIVALENT POTENCY

APOPTOSIS INHIBITION ASSAY IN TF-1 CELLS



12
10
8
6
4
2
0
IC50 (nM)
Increasing potency
ABS-101-A
ABS-101-B
ABS-101-C
RVT-3101#
MK-7240#

#Estimated performance of a putative clinical competitor molecule generated for in house comparison.

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C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 16 AI Platform Designed Advanced Leads with Extended Half-life: Supporting Potential for Significantly Improved Dosing Intervals A B S - 1 0 1 T L 1 A D A T A H I G H L I G H T S E X T E N D E D H A L F - L I F E I N V I T R O C O M P A R E D T O C L I N I C A L C O M P E T I T O R S INCREASED RECYCLING OF ABS-101 LEADS IN CELLULAR FcRn RECYCLING ASSAY1 IMPROVED PK PROFILE FOR ABS-101-B IN PK STUDY Tg32 MOUSE MODEL, SINGLE DOSE I.V.2 P R E L I M I N A R Y I N V I V O P K D A T A S H O W S P O T E N T I A L F O R E X T E N D E D H A L F - L I F E 1 Cell-based FcRn recycling assay in HMEC-1 cells. Grevys 2018 2 Homozygous hFcRn Tg32 mouse model, single dose i.v. * Initial mouse PK using surrogate molecule (backbone differences from ABS-101-B). Study data pending for final IgG1 mAb. #Estimated performance of a putative clinical competitor molecule generated for in house comparison 10 20 Re cy cl ed m A b co nc en tr at io n (n M ) 0 Se ru m c on ce nt ra tio n (n g/ m l) Time (Days) RVT-3101 ABS-101-B* 0 10 20 30 40 50 102 103 104 105 106 PARAMETERS ABS-101-B* RVT-3101# t1/2 (d) 12.4 6.8 CL (mL/d/kg) 5.83 12.8 Vss (mL/kg) 98.6 109 AUC0-∞ (µg.d/mL) 1710 784 Increasing recycling

ABS-101 TL1A DATA HIGHLIGHTS

AI Platform Designed Leads Span Diverse Set of Epitopes Leading to IP Differentiation

Epitope bins* on TL1A



ABS-101-A
RVT-3101 #
ABS-101-C
MK-7240 #
ABS-101-B

- **Absci AI-optimized leads span multiple epitopes**
- **ABS-101 binds a unique epitope on TL1A, differentiating ABS-101 from clinical competitors**

* Epitope binning by BLI competition experiment

#Estimated performance of clinical competitor reagent generated for comparison

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C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 18 A T T R I B U T E A B S - 1 0 1 P R O G R A M * M E R C K ( P R O M E T H E U S ) M K - 7 2 4 0 R O C H E ( R O I V A N T ) R V T - 3 1 0 1 S A N O F I ( T E V A ) T E V - 4 8 5 7 4 Low Immunogenicity**  1 1,5 - High Bioavailability  1 1, 4 - Sub-Q autoinjector  2 3 Q8W to once quarterly dosing  1, 3 1, 3 3 * Projected ABS-101 attributes derived from in silico and in vitro metrics and modeled exposure with ½-life extension ** Low score by 2 in silico immunogenicity metrics and low results in ex vivo testing AI Platform Designed ABS-101 Aims for Optimal Therapeutic Profile A B S - 1 0 1 T L 1 A D A T A H I G H L I G H T S 1 Based on Phase 2 data 2 Expected commercial form factor 3 Once monthly dosing regimen 4 45% BA at 100mg/mL based on Ph2 Data 5 Danase et al 2021 (Pfizer Phase 2 data) reports 41 participants out of 50 participants (82%) developing ADA, and 5 (10%) of these developed neutralizing ADA

ABS-101 TL1A DATA HIGHLIGHTS

Projected Timeline to Potential Best-in-Class Molecule

TODAY

AI-Designed Advanced Leads

- ✓ High Affinity
- ✓ High Potency
- ✓ Long Half-Life
- ✓ Favorable Manufacturability

INITIATING FEB '24

IND-enabling studies to evaluate

- Sub-Q formulation
- Favorable PK with long half-life
- Low ADA
- High Bioavailability
- High Tolerability (low tox)

1Q25

Investigational New Drug (IND) Submission

1H25

Initiating Phase 1 Trial

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WELL-POSITIONED TO DELIVER

Absci's talent and Infrastructure for Better Biologics Faster, at Lower Cost


absci

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

~ 160 — Unlimiters with deep experience in AI, drug discovery, immunology, and synthetic biology

Leading AI team with expertise from: NVIDIA, Google, MIT, Microsoft Research, Harvard University, OpenAI, X, Stanford University

Biologics drug discovery expertise from: Bayer, Takeda, Pfizer, AstraZeneca, novo nordisk, Broad Institute, Shire, University of Oxford

77,000+ Square Feet	State-of-the-art drug creation and wet lab space in Vancouver WA, Absci AI Research (AAIR) lab in NYC, and the Innovation Centre in Zug Switzerland
16	Active Programs*
3	Named Internal Asset Programs*
~$450M	Capital raised to date

* As of December 31, 2023

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WORLD-CLASS TEAM

Leadership Team of Innovators Across AI and Biotech to Transform Drug Discovery

LEADERSHIP TEAM



SEAN MCCLAIN
Founder, CEO & Director



ANDREAS BUSCH, PHD
Chief Innovation Officer



ZACH JONASSON, PHD
Chief Financial Officer, Chief Business Officer



KARIN WIERINCK
Chief People Officer



JACK GOLD
Chief Marketing Officer



AMARO TAYLOR-WEINER, PHD
SVP, Chief AI Officer



CHRISTIAN STEGMANN, PHD
SVP, Drug Creation



CHRISTINE LEMKE, DVM
SVP, Portfolio & Growth Strategy



JENS PLASSMEIER, PHD
SVP, Biologics Discovery Technologies



PENELOPE
Chief Morale Officer

BOARD OF DIRECTORS



KAREN MCGINNIS, CPA
Lead Independent Director
Former CAO,
Illumina



FRANS VAN HOUTEN
Former CEO,
Royal Phillips



SIR MENE PANGALOS, PHD
Former EVP R&D
AstraZeneca



AMRIT NAGPAL
Managing Director,
Redmile Group



DAN RABINOVITSJ
Vice President
Connectivity, Meta



JOSEPH SIROSH, PHD
Former CTO, Compass
VP, Amazon & Microsoft

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Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

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UPCOMING CATALYTS & CONTINUED PARTNERSHIP MOMENTUM



IND-enabling studies initiating for ABS-101 (TL1A) Feb '24
in-vivo validation studies for ABS-301, potential 'first-in-class' immuno-oncology asset
Development Candidate selection for ABS-201; potential 'best-in-class' dermatology asset
IND submission for ABS-101 in 1Q25

Better Biologics Faster and at Lower Cost

'Data to Train', 'AI to Create', and 'Wet Lab to Validate' in rapid 6-week cycles

Platform validated through industry-leading partnerships, most recently with AstraZeneca and Almirall

Internal pipeline of potentially 'best-in-class' (TL1A) and 'first-in-class' asset programs

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